UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 19, 2021

QUEEN’S GAMBIT GROWTH CAPITAL
(Exact name of registrant as specified in its charter)

Cayman Islands	001-39908	98-1571453
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 Hudson Yards, 44th Floor New York, New York		10001
(Address of principal executive offices)		(Zip Code)

(917) 907-4618
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	GMBTU	Nasdaq Capital Market
Class A Ordinary Shares included as part of the units	GMBT	Nasdaq Capital Market
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	GMBTW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities

On January 22, 2021, simultaneously with the closing of the initial public offering (the “IPO”) of Queen’s Gambit Growth Capital (the “Company”) and pursuant to a Private Placement Warrants Purchase Agreement dated January 19, 2021 by and between the Company and Queen’s Gambit Holdings LLC (the “Sponsor”), the Company completed the private sale of 5,933,333 warrants (the “Private Placement Warrants”) at a purchase price of $1.50 per Private Placement Warrant to Sponsor, generating gross proceeds to the Company of $8,900,000. The Private Placement Warrants are identical to the warrants sold as part of the Units (as defined below) in the IPO, except that the Private Placement Warrants will be non-redeemable for cash by the Company and will be exercisable on a cashless basis so long as they are held by Sponsor or its permitted transferees. Sponsor has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until thirty (30) days after the completion of the Company’s initial business combination. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 19, 2021, Jennifer Barbetta, Cheryl Martin, Jill Putman, Jeannine Sargent, Lone Fonss Schroder and Elizabeth K. Weymouth were appointed as members of the board of directors of the Company (the “Board”). The Board has determined that Jennifer Barbetta, Cheryl Martin, Jill Putman, Jeannine Sargent, Lone Fonss Schroder and Elizabeth K. Weymouth are “independent directors” as defined in the listing standards of The Nasdaq Capital Market and applicable U.S. Securities and Exchange Commission (the “Commission”) rules, and Jennine Sargent, Jill Putman and Lone Fonss Schroder will serve on the audit committee, Jennifer Barbetta, Cheryl Martin and Elizabeth K. Weymouth will serve on the compensation committee and Cheryl Martin, Jill Putman and Jeannine Sargent will serve on the nominating and corporate governance committee of the Board, with Jill Putman serving as chair of the audit committee, Elizabeth K. Weymouth serving as chair of the compensation committee and Cheryl Martin serving as chair of the nominating and corporate governance committee.

On January 19, 2021, the Company entered into indemnification agreements with Jennifer Barbetta, Cheryl Martin, Jill Putman, Jeannine Sargent, Lone Fonss Schroder, Elizabeth K. Weymouth, Victoria Grace and Anastasia Nyrkovskaya that require the Company to indemnify each of them to the fullest extent permitted by applicable law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

The foregoing description is qualified in its entirety by reference to the full text of the indemnification agreement, the form of which is filed as Exhibit 10.6 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Company’s Amended and Restated Memorandum and Articles of Association (the “Memorandum and Articles”) was approved on January 19, 2021.  A description of the Memorandum and Articles is contained in the section of the prospectus, dated January 19, 2021 pursuant to Rule 424(b) under the Securities Act (the “Prospectus”), entitled “Description of Securities” and is incorporated herein by reference.  The description is qualified in its entirety by reference to the full text of the Memorandum and Articles, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

Item 8.01	Other Events.

On January 19, 2021, the Company’s registration statement on Form S-1 (File No. 333-251790) (the “Registration Statement”) was declared effective by the Commission, and the Company subsequently filed, on January 19, 2021, a registration statement on Form S-1MEF (File No. 333-252243) pursuant to Rule 462(b) under the Securities Act, which was effective immediately upon filing. On January 22, 2021, the Company completed its IPO of 34,500,000 units (the “Units”), including 4,500,000 Units that were issued pursuant to the underwriters’ exercise of their over-allotment option in full. The Units were issued pursuant to an underwriting agreement, dated January 19, 2021, among the Company, on the one hand, and Barclays Capital Inc., on the other hand, as representative of the several underwriters named therein. Each Unit had an offering price of $10.00 and consists of one Class A ordinary share of the Company, par value $0.0001 per share (each, a “Class A Ordinary Share”), and one-third of one redeemable warrant of the Company (each such whole warrant, a “Warrant”). Each Warrant entitles the holder thereof to purchase one Class A Ordinary Share at a price of $11.50 per share.

Of the net proceeds of the IPO and the sale of the Private Placement Warrants, $339,288,000, including $9,996,000 of deferred underwriting discounts and commissions, has been deposited into a U.S. based trust account with Continental Stock Transfer & Trust Company acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its income tax obligations, the proceeds from the IPO and the sale of the Private Placement Warrants held in the trust account will not be released from the trust account until the earliest to occur of (a) the completion of the Company’s initial business combination (including the release of funds to pay any amounts due to any public shareholders who properly exercise their redemption rights in connection therewith), (b) the redemption of any public shares properly submitted in connection with a shareholder vote to approve an amendment to the Memorandum and Articles that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete an initial business combination within 24 months from the closing of the IPO or with respect to any other provision relating to the rights of holders of the Company’s Class A ordinary shares or pre-initial business combination activity or (c) the redemption of the Company’s public shares if the Company is unable to complete its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•	A Warrant Agreement, dated January 19, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
•	A Letter Agreement, dated January 19, 2021, among the Company, its officers, its directors and the Sponsor.
•	An Investment Management Trust Agreement, dated January 19, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.
•	A Registration Rights Agreement, dated January 19, 2021, among the Company and the Sponsor.
•	An Administrative Services Agreement, dated January 19, 2021, between the Company and the Sponsor.
•	A Private Placement Warrants Purchase Agreement, dated January 19, 2021, between the Company and the Sponsor.

Each of the foregoing agreements is attached as Exhibits 4.1, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and is incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description of Exhibits
3.1	Amended and Restated Memorandum and Articles of Association.

4.1	Warrant Agreement, dated January 19, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated January 19, 2021, among the Company, its officers, its directors and the Sponsor.

10.2	Investment Management Trust Agreement, dated January 19, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated January 19, 2021, among the Company and the Sponsor.

10.4	Administrative Services Agreement, dated January 19, 2021, between the Company and the Sponsor.

10.5	Private Placement Warrants Purchase Agreement, dated January 19, 2021, between the Company and the Sponsor.

10.6	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.7 to the Company’s Registration Statement on Form S-1 (File No. 333-251790), filed on January 14, 2021).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2021

QUEEN’S GAMBIT GROWTH CAPITAL

By:	/s/ Victoria Grace
Name:	Victoria Grace
Title:	Chief Executive Officer

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